UNITED STATES OF AMERICA
                                STATE OF INDIANA
                          CITY OF INDIANAPOLIS, INDIANA
                        Multifamily Housing Revenue Bonds
                     (Falcon Creek Place Apartments Project)
                                   Series 1998

Number: R-1
Dated Date: September 14, 1998
Maturity Date: August 31, 2038
Registered Owner: Charter Municipal Mortgage Acceptance Company
Principal Amount: $6,144,600
Interest Rate: From the Dated Date to and including August 31, 2000 at the rate of 7.00% per annum, and thereafter at the rate of 7.25% per annum

           The City of Indianapolis, Indiana (the "Issuer"), a municipal corporation and political subdivision of the State of Indiana (the "State"), created and existing under and by virtue of the laws of the State, hereby acknowledges itself indebted and for value received promises to pay to the registered owner hereof stated above, or registered assigns, at the maturity date stated above, but only from the sources and as hereinafter provided, upon presentation and surrender of this Bond at the principal office of Norwest
Bank Indiana, N.A. in Fort Wayne, Indiana or its successor as trustee (the "Trustee"), under the Indenture (described below), the principal amount stated above, and to pay interest on said principal amount at the interest rate set forth above, from and including the dated date hereof until the principal amount shall have been paid in accordance with the terms of this Bond and the Indenture, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check or draft mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by the Trustee, as registrar.

           This Bond is one of a series of bonds (the "Bonds") issued pursuant to, and is subject to, the Trust Indenture dated as of September 1, 1998 between the Issuer and the Trustee (as amended and supplemented from time to time, the "Indenture"), and Article 7, Chapters 11.9 and 12 of Title 36 of the Indiana Code, as amended (the "Act"). Reference is made to the Indenture and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined herein have the respective meanings accorded such terms in the Indenture, which are hereby incorporated herein by reference. The Bonds issued under the Indenture are expressly limited to $6,144,600 in aggregate principal amount at any time Outstanding and are all of like tenor, except as to numbers and denominations, and are issued for the purposes of providing construction and permanent financing for qualified multifamily rental housing units in the State and of paying certain expenses incidental thereto.

          The Bonds shall be special and limited obligations of the Issuer payable only from the sources provided in the Indenture and neither the State nor any other political subdivision thereof shall be liable on the Bonds. Neither the State of Indiana nor any political subdivision thereof shall in any event be liable for the payment of the principal of or any interest on any Bonds, or for the performance of any pledge, deed of trust, obligation or agreement of any kind whatsoever that may be undertaken by the Issuer, and none of the Bonds or any of its agreements or obligations shall be constructed to constitute a debt or a pledge of the faith and credit of the Issuer, the State of indiana or any political
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subdivision thereof within the meaning of any constitutional or statutory provision whatsoever, and shall not directly, indirectly or contingently obligate the Issuer, the State of Indiana or any of its political subdivisions to levy or to pledge any form of taxation whatsoever therefor or to make an appropriation for the payment thereof; nor shall any breach of such pledge, deed of trust, obligation or agreement impose any pecuniary liability upon any member, officer, employee or agent of the Issuer, or any charge upon the general credit of the Issuer, or any pecuniary liability upon the Issuer payable from any moneys, revenues, payments and proceeds other than those first above specified.

           Interest on the Bonds. The Bonds (including this Bond) shall bear interest on the outstanding principal amount thereof, payable on each Interest Payment Date (a) from the Closing Date to, but not including the Conversion Date, at a rate of seven percent (7.00%) per annum, computed on the basis of a 360-day year of twelve 30-day months, and thereafter at a rate of seven and one-quarter percent (7.25%) per annum, computed on the basis of a 360-day year of twelve 30-day months until paid on the Maturity Date or upon earlier redemption or acceleration. The interest payable on the Bonds as provided above shall be payable on the first Business Day of each month, commencing October 1, 1998, and on each Bond Payment Date.

           Limited Recourse. Pursuant to a Loan Agreement dated as of September 1, 1998, and a Promissory Note (the "Note") dated the date of issuance of the Bonds, Falcon Creek Place L.P.-1998, an Indiana limited partnership (the "Developer"), has agreed to make payments to the Issuer in amounts equal to amounts of principal of and premium, if any, an interest on the Bonds. THIS
BOND DOES NOT AND SHALL NOT REPRESENT OR CONSTITUTE A DEBT OF THE ISSUER, THE STATE OF INDIANA OR ANY POLITICAL SUBDIVISION THEREOF WITHIN THE MEANING OF THE PROVISIONS OF THE CONSTITUTION OF THE STATE OF INDIANA OR A PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER, THE STATE OF INDIANA OR ANY POLITICAL SUBDIVISION THEREOF. NEITHER THE FAITH AND CREDIT NOT THE TAXING POWER OF THE ISSUER, THE STATE OF INDIANA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED, GIVEN OR LOANED TO THE PAYMENT OF THE PRINCIPAL OF, REDEMPTION PREMIUM, IF ANY, OR INTEREST ON THIS BOND. THE OBLIGATIONS OF THE ISSUER ON THIS BOND ARE EXPRESSLY LIMITED TO AND ARE PAYABLE SOLELY FROM (a) THE PAYMENTS MADE PURSUANT TO THE LOAN AGREEMENT AND THE NOTE BY THE DEVELOPER, AND THE SECURITY THEREFOR PROVIDED BY THE FIRST MORTGAGE AND SECURITY AGREEMENT FROM THE DEVELOPER FOR THE BENEFIT OF THE TRUSTEE, TO BE DATED AS OF THE INITIAL PERIOD EXPIRATION DATE, AND THE ASSIGNMENT OF LEASES, RENTS AND OTHER INCOME FROM THE DEVELOPER TO THE TRUSTEE, TO BE DATED AS OF THE INITIAL PERIOD EXPIRATION DATE, ALL OF WHICH HAVE BEEN ASSIGNED OR, AS APPLICABLE, WILL BE ASSIGNED ON THE INITIAL PERIOD EXPIRATION DATE, TO THE TRUSTEE PURSUANT TO THE INDENTURE AND (b) ANY ADDITIONAL SECURITY PROVIDED IN THE INDENTURE.

           Registration and Transfer. This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the office of the Trustee as registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Indenture. The Issuer, the Trustee, and any other person may treat the person in whose name this Bond is registered on the books of registry as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and no person shall be affected by notice to the contrary.

                                      -2-

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           Redemption of Bonds. The Bonds are subject to mandatory redemption by the Issuer and purchase in lieu of redemption by the Developer prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Indenture. The Bonds are subject to optional redemption by the Issuer prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Indenture.

           Enforcement. Only the Majority Owner, or the Trustee upon the direction of the Majority Owner, shall have the right to enforce the provisions of this Bond or the Indenture or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Trustee upon the direction of the Majority Owner upon the conditions and in the manner and with the effect provided in the Indenture. As provided in the Indenture, and to the extent permitted by law, interest and a penalty rate of interest shall be payable on unpaid amounts due hereon.

           Discharge. This Indenture prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment.

           Modifications. Modifications or alternations of the Indenture, or any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

           This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Issuer and such signature attested, by the officer, and in the manner, as provided in the Indenture, and authenticated by a duly authorized officer of the Trustee, as Authenticating Agent.

           It is hereby certified and recited that all conditions, acts and things required by the statutes of the State or by the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed and that the issue of the Bonds, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by said statutes.

           IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed as of the Dated Date stated above.

                                                   CITY OF INDIANAPOLIS, INDIANA

                                                  By: /s/ Stephen Goldsmith
                                                      --------------------------
                                                      Stephen Goldsmith, Mayor

(SEAL)

ATTEST:

/s/ Suellen Hart
----------------------
Suellen Hart, Clerk

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                      FORM OF CERTIFICATE OF AUTHENTICATION

           This Bond is one of the Bonds described in the within mentioned Indenture and is one of the Multifamily Housing Revenue Bonds (Falcon Creek Apartments Project) Series 1998 of the City of Indianapolis, Indiana.

                                    NORWEST BANK INDIANA, N.A.,
                                    as Trustee and Authenticating Agent

                                    By:/s/ Melvin W. Bredemeier
                                      ------------------------------------------
                                                            Authorized Signatory


 Date of Authentication: September 14, 1998







                               FORM OF ASSIGNMENT
                               ------------------

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ the within and hereby authorizes the transfer of this Bond on the registration books of the Trustee.

           Dated:
                 ------------------------


                                      ------------------------------------------
                                                           Authorized Signature

                                      ------------------------------------------
                                                           Name of Transferee
-------------------------------
Signature Guaranteed by

-------------------------------
Name of Bank

By:
  -----------------------------

Title:
     --------------------------

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